SEMIANNUAL REPORT
DIVERSIFIED SMALL-CAP GROWTH FUND
JUNE 30, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
DIVERSIFIED SMALL-CAP GROWTH FUND
o Despite stronger economic growth and low interest rates, small-cap growth stocks fell sharply in the first half of 2002.
o The fund lagged its Lipper benchmark in the last six months but performed slightly better than the Russell 2000 Growth Index.
o We shifted assets from slower-growing companies that have outperformed to faster-growing companies with greater long-term potential.
o We believe that the next small-cap growth outperformance cycle will begin soon and be especially strong.

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

FELLOW SHAREHOLDERS
     Despite an improvement in economic growth and continued low interest rates, small-cap growth stocks fell dramatically in the first six months of 2002. Investors generally avoided aggressive investments amid lackluster corporate earnings, fears of another terrorist attack against the U.S., increased tensions in the Middle East and southern Asia, and reports of regulators investigating companies with questionable accounting practices.

      PERFORMANCE COMPARISON
      Periods Ended 6/30/02             6 Months   12 Months
      ---------------------             --------   ---------
      Diversified Small-Cap
      Growth Fund                        -17.06%    -22.22%
      ........................................................
      Russell 2000 Growth Index          -17.35     -25.00
      ........................................................
      Lipper Small-Cap
      Growth Funds Index                 -14.74     -21.60
      ........................................................

     Your fund returned -17.06% in the first half of 2002 and -22.22% for the 12-month period ended June 30. As shown in the table, the fund lagged its Lipper benchmark but performed slightly better than the Russell 2000 Growth Index in both periods.

     Our commitment to staying fully invested hurt our performance relative to the Lipper benchmark in the last six months, as did our modest overweighting in biotechnology stocks. However, having less exposure to the information technology sector than the very aggressive Russell benchmark helped the fund's relative performance. In addition, our positions in health care providers and service companies partially offset steep losses from other holdings in the health care sector.

MARKET ENVIRONMENT
     The economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged at the beginning of 2002. The 6.1% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins and prospects for corporate profits. With inflation subdued, the Federal Reserve kept the federal funds target rate steady at 1.75%--a 40-year low--in the last six months to encourage the budding recovery.

     In the first three months of the year, stocks generally rose amid optimism about the improving economy. However, larger issues overshadowed the economic recovery in the second quarter, such as continued sluggish corporate earnings growth, escalating Israeli-Palestinian violence, the possibility of war between nuclear rivals India and Pakistan, and the threat of new terrorist attacks against the United States. In addition, following the collapse of energy-trader Enron, investors were quick to discard shares of companies whose bookkeeping was suspected as being anything less than honest and transparent. By June 30, several major stock indexes had retreated to levels not seen since the weeks following September 11.

     Continuing a trend that prevailed last year, stocks of smaller companies performed better than their larger peers in the last six months--a phenomenon often observed at the end of a recession, and a reflection of their recent superior profit growth. (In fact, according to Prudential Securities, small-company profits have grown faster than large-company profits for nine of the last 10 quarters.) Small-cap performance was clearly dominated by value stocks: as shown in the table, the Russell 2000 Value Index surpassed the Russell 2000 Growth Index by nearly 25% during the first half and by more than 33% over the last year.

      SMALL-CAP STOCK RETURNS
      Periods Ended 6/30/02             6 Months   12 Months
      ---------------------             --------   ---------
      Russell 2000 Index                 -4.70%      -8.60%
      ........................................................
      Russell 2000 Growth Index         -17.35      -25.00
      ........................................................
      Russell 2000 Value Index            7.26        8.49
      ........................................................

     Initial public offerings (IPOs) were far from plentiful in the last six months, and merger and acquisition activity remained subdued. In fact, the number of publicly traded small- and mid-cap companies decreased from 5,500 to 5,300 in the last six months (compared with 6,500 two years ago) primarily because of bankruptcies and delistings from Nasdaq and other major exchanges.

     Although the telecommunications sector is a very small part of the small-cap growth realm, several relatively new telecom companies with heavy debt burdens and poor credit ratings filed for bankruptcy protection from creditors so that they could attempt to reorganize and stay in business. With industry giant WorldCom teetering on the edge of bankruptcy, investors are increasingly trying to discern what effect the industry's collapse will have on the economy. The housing market remained very strong in the last six months, which was favorable for both homebuilders and real estate investment trusts (REITs)--a small but not insignificant part of the small-cap universe. Mortgage rates edged higher in the first quarter, then declined in the second as investors sought relative safety in the fixed-income market. Further declines in long-term rates could cause a boom in refinancing activity similar to the one that occurred in the latter part of 2001.

PORTFOLIO STRATEGY AND REVIEW
     We maintained a broadly diversified portfolio of small-cap growth stocks in the last six months. The fund's assets at the end of June were spread across 350 securities in multiple industries, and no single holding represented more than 1.0% of fund assets. Such broad diversification helps us manage our investment risks, as it reduces the impact that any particular holding could have on the entire portfolio. In addition, casting a wide net increases our ability to benefit from the stocks or sectors with the best performance.

     For the most part, we kept the fund's sector allocations neutral relative to the small-cap growth universe. However, we shifted some assets from slower-growing companies that have outperformed in the last six months to faster-growing companies that we believe offer greater long-term potential.

     Technology remained the fund's largest sector commitment, though it receded to less than 25% of assets. Software stocks fared worst. Semiconductor-related shares were also weak, but CYMER--a maker of lasers for semiconductor manufacturers--greatly added value to the portfolio. We pared our position after the stock more than tripled from its September nadir. Video and teleconferencing equipment maker POLYCOM, on the other hand, suffered from lower-than-expected sales. We believe the stock will perform better once corporate infrastructure spending increases.

     The health care sector represented 22.5% of assets, slightly higher than 22.3% six months ago. Vicious declines in drug and biotech stocks were partially offset by strength in health care providers and service companies. In fact, UNITED SURGICAL PARTNERS INTERNATIONAL, an owner and operator of surgical centers, was our fifth-biggest contributor to fund performance since the end of 2001.

     Consumer discretionary stocks, which include retailers and media firms, stood at 18% of assets versus 17.4% at the end of December. The former performed relatively well in the last six months; the latter fared poorly. One of our biggest media disappointments was MACROVISION, a creator of copy-protection software that plunged after Warner Brothers decided not to protect Harry Potter DVDs from being copied. However, the company has a very healthy balance sheet, a good software license management business, and strong potential future growth from digital video protection initiatives. We believe the shares are currently undervalued.

     Financial stocks--namely banks and insurers--made strong contributions to fund performance. Each sector became a larger part of the portfolio in the last six months. Energy stocks also performed relatively well, particularly providers of equipment and services.

      PORTFOLIO CHARACTERISTICS
                                     Diversified
                                       Small-Cap
      As of 6/30/02                  Growth Fund           S&P 500
      -------------                  -----------           -------
      Market Cap (Investment-
      Weighted Median)              $1.1 billion     $45.2 billion
      ..............................................................
      Earnings Growth Rate
      Estimated Next 5 Years*           20.5%             13.6%
      ..............................................................
      P/E Ratio (Based on Next 12
      Months' Estimated Earnings) *     21.9              18.2
      ..............................................................
           * Source data: IBES. Forecast data are in no way an indication of future investment returns.

     Consumer staples stocks are a very small part of the small-cap growth universe, but our top contributor to performance in the last six months was DREYER'S GRAND ICE CREAM, which agreed to be acquired by Nestle for a significant premium. We have mixed feelings about the acquisition of our holdings: We like the significant and immediate return on our investment, but we lose ownership of a thriving company with excellent long-term potential.

OUTLOOK
     The recent dismal performance of small-cap growth stocks seems like a reverse image of the euphoric period that abruptly ended in March 2000. The only similarity is that companies with good business fundamentals are again being ignored or discarded. While this is discouraging, we know that it cannot continue indefinitely. The economy is growing again, consumer spending has remained strong, the Federal Reserve will probably refrain from raising short-term rates for at least several more months, and corporate earnings are poised to improve. In addition, the implementation of accounting reforms and the increased scrutiny and pressure on auditors following the implosion of several former highfliers should lead to cleaner and clearer financial reporting, helping to boost investor confidence. These factors should eventually lead to better market performance.

     Small-caps continued to outperform their larger peers in the last six months, but value stocks shone while growth issues languished. Small-cap growth stocks follow performance cycles during which they alternately lead and lag value stocks, often significantly. The recent extreme difference in returns has lasted longer than we anticipated, but we believe that the next small-cap growth outperformance cycle will begin soon and be especially strong. We have structured the portfolio to be consistent with that outlook, and we believe our holdings will perform well once it is clear that the economic and corporate earnings recoveries are solid.

Respectfully submitted,

/s/

Paul Wojcik
Chairman of the fund's Investment Advisory Committee

July 10, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                                        Percent of
                                                                    Net Assets
                                                                       6/30/02
................................................................................
Corporate Executive Board                                                 1.0%
Iron Mountain                                                             0.9
Forward Air                                                               0.9
Choicepoint                                                               0.9
Accredo Health                                                            0.9
................................................................................
SCP Pool                                                                  0.8
Patterson Dental                                                          0.8
First Health Group                                                        0.8
Too                                                                       0.8
BISYS Group                                                               0.8
................................................................................
Noven Pharmaceuticals                                                     0.7
Patterson-UTI Energy                                                      0.7
Triad Guaranty                                                            0.7
Factset Research Systems                                                  0.7
StanCorp Financial Group                                                  0.7
................................................................................
Zebra Technologies                                                        0.7
CEC Entertainment                                                         0.7
Southwest Bancorp                                                         0.7
Digital Insight                                                           0.6
LifePoint Hospitals                                                       0.6
................................................................................
Barra                                                                     0.6
Investor's Financial Services                                             0.6
Performance Food Group                                                    0.6
Affiliated Managers Group                                                 0.6
Commerce Bancorp                                                          0.6
................................................................................
Total                                                                    18.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
INDUSTRY DIVERSIFICATION
TWENTY-FIVE LARGEST INDUSTRIES                        Percent of   Percent of
                                                      Net Assets   Net Assets
                                                        12/31/01     6/30/02
.............................................................................
Health Care Providers and Services                        8.2%         9.9%
Commercial Services and Supplies                          7.0          8.3
Semiconductor Equipment and Products                      8.2          7.5
Software                                                  7.3          6.1
Specialty Retail                                          5.5          5.5
.............................................................................
Biotechnology                                             7.8          5.4
Health Care Equipment and Supplies                        4.4          4.6
Banks                                                     3.5          4.1
Media                                                     4.2          4.0
Energy Equipment and Services                             3.4          3.7
.............................................................................
Hotels, Restaurants, and Leisure                          2.9          3.5
Communications Equipment                                  3.4          3.4
Insurance                                                 2.1          3.0
Pharmaceuticals                                           1.9          2.6
Diversified Financials                                    2.6          2.4
.............................................................................
Electronic Equipment and Instruments                      2.4          2.4
Internet Software and Services                            3.2          2.4
Oil and Gas                                               2.1          2.3
Air Freight and Logistics                                 1.9          2.0
IT Consulting and Services                                1.3          1.8
.............................................................................
Aerospace and Defense                                     0.7          1.6
Food and Drug Retailing                                   1.1          1.5
Household Durables                                        1.6          1.4
Leisure Equipment and Products                            1.0          1.2
Construction and Engineering                              1.3          1.1
.............................................................................
Total                                                    89.0%        91.7%

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

   The following chart was depicted as a line graph in the printed material.

                 Russell 2000    Lipper Small Cap     Small-Cap
                 Growth Index    Growth Fund Index   Growth Fund
                 ------------    -----------------   -----------
6/30/1997           10000             10000             10000
6/30/1998           11319.2           11457.1           11391
6/30/1999           12258.3           11924.4           11365.4
6/30/2000           15739             19403             15281
6/30/2001           12065.4           15098.6           12494.5
6/30/2002           9048              11837.4           9717.98

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                            Since  Inception
Periods Ended 6/30/02         1 Year  3 Years  5 Years  Inception       Date
--------------------------------------------------------------------------------
Diversified Small-Cap
   Growth Fund               -22.22%   -5.09%   -0.57%   -0.57%      6/30/97
--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                       For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
                     6 Months      Year                                 6/30/97
                        Ended     Ended                                 Through
                      6/30/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
NET ASSET VALUE
Beginning of period   $ 11.31   $ 12.54   $ 14.11   $ 11.05   $ 10.70   $ 10.00
Investment activities
 Net investment
 income (loss)         (0.06)*   (0.13)    (0.12)*  (0.11)*    (0.09)*  (0.03)*
 Net realized and
 unrealized gain
 (loss)                (1.87)    (1.10)    (1.05)     3.17      0.46      0.74++
 Total from invest-
 ment activities       (1.93)    (1.23)    (1.17)     3.06      0.37      0.71
Distributions
 Net realized gain         -         -     (0.40)        -     (0.03)    (0.01)
 Redemption fees
 added to paid-
 in-capital                -         -         -         -      0.01         -
NET ASSET VALUE
End of period         $  9.38   $ 11.31   $ 12.54   $ 14.11   $ 11.05   $ 10.70

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return^         (17.06)%*   (9.81)%  (8.29)%*  27.69%*   3.58%*   7.10%*
Ratio of total
expenses to average
net assets            1.25%*#     1.35%    1.25%*    1.25%*    1.25%*   1.25%#*
Ratio of net
investment income
(loss) to average
net assets           (1.11)%*#   (1.15)%  (0.91)%*  (0.99)%*  (0.83)%* (0.67)%#*
Portfolio turnover
rate                   44.0%#     30.3%    66.0%     49.4%     39.8%    13.4%
Net assets, end
of period
(in thousands)        $59,568   $72,171   $85,101   $74,804   $70,444   $72,071

     ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
     * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 4/30/04.
     #    Annualized
     ++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2002

STATEMENT OF NET ASSETS                                 Shares          Value
-----------------------                                 ------          -----
COMMON STOCKS  99.4%
CONSUMER DISCRETIONARY  17.6%

Auto Components  0.3%
Gentex  *                                                7,000  $     192
                                                                      192
Hotels, Restaurants & Leisure  3.5%
AFC Enterprises  *                                       2,000         62
CEC Entertainment *                                      9,700        401
International Speedway, Class A                          5,500        221
PF Chang's China Bistro  *                               9,200        289
Rare Hospitality International  *                        8,800        237
Ruby Tuesday                                             9,000        175
Six Flags  *                                            14,000        202
Sonic *                                                  6,925        217
The Cheesecake Factory  *                                7,400        263
                                                                    2,067
Household Durables  1.1%
Harman International                                     4,000        197
KB Home                                                  1,500         77
Mohawk Industries  *                                     3,500        215
Toll Brothers  *                                         6,000        176
                                                                      665
Internet & Catalog Retail  0.6%
Insight Enterprises  *                                  13,975        352
                                                                      352
Leisure Equipment & Products  1.2%
JAKKS Pacific  *                                        11,000        195
SCP Pool *                                              18,225        506
                                                                      701
Media  4.1%
Catalina Marketing *                                     5,400        152
Cox Radio, Class A *                                    10,000        241
Entercom Communications *                                4,500        207
Getty Images  *                                          9,000        196
Hispanic Broadcasting *                                  2,500         65
Insight Communications, Class A  *                      12,700  $     149
Lamar Advertising, Class A *                             1,800         67
Macrovision  *                                          19,500        256
Radio One, Class D *                                    17,000        253
Regent Communications  *                                14,500        102
Scholastic *                                             8,200        311
Spanish Broadcasting, Class A  *                        14,100        141
Westwood One *                                           8,000        267
                                                                    2,407

Multiline Retail  0.6%
Dollar Tree Stores *                                     5,837        230
Family Dollar Stores                                     4,000        141
                                                                      371
Specialty Retail  5.5%
Abercrombie & Fitch, Class A  *                         11,000        265
American Eagle Outfitters *                             12,500        264
AnnTaylor Stores  *                                      3,450         88
Copart *                                                16,250        264
Cost Plus  *                                             8,850        270
Group One Automotive  *                                  9,000        343
Michaels Stores  *                                       5,000        195
O'Reilly Automotive *                                   12,000        331
Pacific Sunwear  *                                       4,450         99
Ross Stores                                              3,000        122
Talbots                                                  2,000         70
Too  *                                                  15,500        477
Tweeter Home Entertainment Group  *                     15,000        245
Ultimate Electronics,  *                                 3,000         78
Williams-Sonoma  *                                       6,000        184
                                                                    3,295
Textiles, Apparel, & Luxury Goods  0.7%
Fossil  *                                                5,250        108
Skechers U.S.A., Class A  *                              3,000         65
Timberland, Class A  *                                   3,500        125
Vans  *                                                 15,300        124
                                                                      422
Total Consumer Discretionary                                       10,472


CONSUMER STAPLES  2.0%

Food & Drug Retailing  1.5%
Casey's General Stores                                  10,000  $     120
Duane Reade  *                                           5,500        187
Performance Food Group *                                11,000        373
Whole Foods Market *                                     4,500        217
                                                                      897
Food Products  0.5%
American Italian Pasta, Class A *                        4,000        204
Tootsie Roll Industries                                  2,400         93
                                                                      297
Total Consumer Staples                                              1,194

ENERGY  6.0%

Energy Equipment & Services  3.7%
BJ Services *                                            5,000        169
Cal Dive International  *                                7,600        167
Cooper Cameron *                                         1,300         63
Core Laboratories  *                                    11,000        132
Global Industries  *                                     9,500         67
Grey Wolf  *                                            10,000         41
Key Energy Services *                                   15,000        158
Lone Star Technologies *                                 6,000        137
Maverick Tube  *                                         7,100        107
National Oilwell *                                       6,900        145
Patterson-UTI Energy  *                                 15,700        443
Pride International  *                                  20,500        321
Unit  *                                                 14,000        243
                                                                    2,193
Oil & Gas  2.3%
Cabot Oil & Gas, Class A                                 7,000        160
Spinnaker Exploration  *                                 7,500        270
Stone Energy  *                                          8,000        322
Tom Brown  *                                            11,000        312
XTO Energy                                              14,250        294
                                                                    1,358
Total Energy                                                        3,551


FINANCIALS  10.1%

Banks  4.1%
Boston Private Financial                                 7,000  $     173
Commerce Bancorp                                         8,322        368
Community First Bankshares                               7,500        196
East West Bancorp                                        3,000        104
Investor's Financial Services                           11,200        376
National Commerce Financial                              5,900        155
Silicon Valley Bancshares *                              5,400        142
Southwest Bancorp *                                     11,000        398
Sterling Bancshares                                     20,050        296
UCBH Holdings                                            6,000        228
                                                                    2,436
Diversified Financials  2.4%
Affiliated Managers Group  *                             6,000        369
Doral Financial                                          4,500        150
Eaton Vance                                              5,800        181
Investment Technology Group  *                           8,950        293
Legg Mason                                               5,332        263
Waddell & Reed Financial, Class A                        8,650        198
                                                                    1,454

Insurance  3.0%
Annuity and Life Reassurance, Ordinary Shares            1,700         31
Arthur J. Gallagher                                      5,500        190
Brown and Brown                                          5,600        176
MaxRe Capital                                           14,500        196
PMI Group                                                3,000        115
Radian Group                                             2,398        117
Renaissance Re Holdings                                  3,000        110
StanCorp Financial Group                                 7,400        411
Triad Guaranty,  *                                      10,000        435
                                                                    1,781
Real Estate  0.6%
Apartment Investment & Management, Class A, REIT         3,512        173
Catellus Development  *                                  7,800        159
Trammell Crow  *                                         2,000         29
                                                                      361
Total Financials                                                    6,032


HEALTH CARE  21.6%

Biotechnology  5.4%
Abgenix *                                                8,500  $      83
Albany Molecular Research  *                             5,500        116
Alkermes *                                               8,400        135
Celgene  *                                              15,500        237
Cephalon *                                               5,859        265
Cubist Pharmaceuticals *                                 4,000         38
Deltagen *                                              19,700         48
Enzon  *                                                 7,000        172
Exelixis *                                               2,800         21
Gilead Sciences *                                        4,800        158
Human Genome Sciences *                                  6,400         86
ICOS  *                                                  9,500        161
IDEXX Laboratories  *                                    2,500         65
Incyte Genomics *                                       11,700         85
Medarex  *                                               8,000         59
Myriad Genetics  *                                       3,000         61
Neose Technologies  *                                    1,500         16
Neurocrine Biosciences *                                 9,000        258
NPS  Pharmaceuticals *                                   6,800        104
OSI Pharmaceuticals *                                   10,400        250
Protein Design Labs *                                   15,500        168
Techne  *                                               13,000        367
Triangle Pharmaceuticals *                              18,100         49
Trimeris *                                               3,000        133
Vertex Pharmaceuticals *                                 4,302         70
                                                                    3,205

Health Care Equipment & Supplies  4.6%
American Medical Systems  *                              8,000        161
Apogent Technologies *                                   8,500        175
Bruker Daltonics  *                                      3,000         12
Conceptus  *                                             4,000         66
Cyberonics  *                                            2,000         26
Cytyc  *                                                18,400        140
Dentsply International                                   6,000        222
ICU Medical  *                                          10,500        325
INAMED  *                                                3,500  $      94
Invitrogen  *                                            6,100        195
Mentor                                                   2,000         73
Mettler-Toledo International  *                          9,200        339
ResMed  *                                                7,000        206
Respironics  *                                           3,500        119
Serologicals *                                          14,500        265
Steris *                                                 7,500        143
Waters Corporation *                                     6,000        160
                                                                    2,721
Health Care Providers & Services  9.3%
Accredo Health  *                                       11,000        508
Advance PCS  *                                          10,000        239
AmeriPath *                                              9,700        233
AmSurg  *                                                4,500        118
Computer Programs and Systems  *                         3,000         65
Davita *                                                 9,100        217
Express Scripts, Class A  *                              2,800        140
First Health Group  *                                   17,500        491
Hooper Holmes                                           31,000        248
LifePoint Hospitals  *                                  10,500        381
Lincare Holdings *                                      11,000        355
Manor Care *                                            13,500        310
Omnicare                                                13,500        354
Patterson Dental  *                                     10,000        503
Pharmaceutical Product Dev  *                            5,000        132
Province Healthcare  *                                  14,250        319
Renal Care Group *                                       4,000        125
Triad Hospitals  *                                       5,000        212
Unilab  *                                                8,000        219
United Surgical Partners International  *               10,100        313
Universal Health Services, Class B  *                    2,000         98
                                                                    5,580
Pharmaceuticals  2.3%
CIMA Labs  *                                             3,000         72
K-V Pharmaceutical, Class A  *                           8,250        223
King Pharmaceuticals *                                   2,708         60
Ligand Pharmaceuticals, Class B  *                       5,000         73
Medicis Pharmaceutical, Class A  *                       7,500  $     321
Noven Pharmaceuticals *                                 17,500        446
Sicor  *                                                10,000        185
                                                                    1,380
Total Health Care                                                  12,886

INDUSTRIALS & BUSINESS SERVICES  15.3%

Aerospace & Defense  1.6%
Aeroflex  *                                             20,500        142
L-3 Communications Holdings *                            4,000        216
Mercury Computer Systems  *                             10,000        207
MTC Technologies                                         9,000        169
Triumph Group  *                                         4,300        192
                                                                      926
Air Freight & Logistics  2.0%
C.H. Robinson Worldwide                                  2,500         84
Expeditors International of Washington                   9,600        318
Forward Air *                                           15,800        518
UTi Worldwide                                           13,600        269
                                                                    1,189
Airlines  1.0%
Atlantic Coast Airlines  *                               3,500         76
Frontier Airlines *                                     26,000        211
SkyWest                                                 13,000        304
                                                                      591
Building Products  0.7%
Simpson Manufacturing *                                  4,000        229
Watsco                                                   8,550        156
                                                                      385
Commercial Services & Supplies  8.3%
BISYS Group *                                           14,000        466
Bright Horizons Family Solutions  *                      8,900        295
Career Education  *                                      2,500        113
Choicepoint *                                           11,266        512
Corporate Executive Board  *                            18,000        616
Devry  *                                                14,000        320
Education Management  *                                  2,000         81
Exult  *                                                50,000        325
Factset Research Systems                                14,000        417
G&K Services, Class A                                    3,100  $     106
Global Payments                                          5,800        173
Iron Mountain *                                         18,000        555
Mobile Mini  *                                           4,000         68
On Assignment  *                                        14,000        249
SOURCECORP *                                             3,000         80
TeleTech Holdings  *                                     8,100         77
Tetra Tech *                                            12,382        182
University of Phoenix Online  *                          6,666        197
Valassis Communications  *                               3,000        110
                                                                    4,942
Construction & Engineering  1.1%
Dycom Industries  *                                     12,425        145
Insituform Technologies, Class A *                      13,500        286
Shaw Group  *                                            8,000        246
                                                                      677
Machinery  0.4%
Coors Tek  *                                             2,000         62
Dionex  *                                                7,400        198
                                                                      260
Trading Companies & Distributors  0.2%
MSC Industrial Direct, Class A *                         6,300        123
                                                                      123
Total Industrials & Business Services                               9,093

INFORMATION TECHNOLOGY  23.9%

Communications Equipment  3.4%
Anaren Microwave  *                                      9,500         82
AudioCodes  *                                            9,000         22
Avocent  *                                               8,075        129
Black Box *                                              3,000        122
CIENA *                                                 19,536         82
Commscope  *                                            12,500        156
DMC Stratex Networks  *                                  8,000         16
Echelon  *                                               1,900         25
Harmonic *                                               9,682         35
Inter-Tel                                               12,700        217
Packeteer *                                             17,000         75
Plantronics  *                                          17,500        333
Polycom  *                                              21,442  $     257
Powerwave Technologies  *                               29,500        270
REMEC  *                                                10,300         58
ViaSat  *                                                6,000         51
Western Multiplex (Class A), Class A  *                 38,169        114
                                                                    2,044
Computers & Peripherals  0.3%
Concurrent Computer  *                                  15,000         70
Sandisk  *                                               5,400         67
SBS Technologies  *                                      3,000         36
                                                                      173
Electronic Equipment & Instruments  2.4%
Artesyn Technologies *                                   4,000         26
Coherent  *                                              5,700        171
CTS                                                      3,800         46
KEMET *                                                  7,700        138
Newport                                                  7,300        114
Plexus *                                                18,500        335
Technitrol                                              11,000        256
Varian  *                                               10,000        329
Zomax  *                                                 2,000          8
                                                                    1,423
Internet Software & Services  2.4%
CNET Networks  *                                        25,000         50
Digital Insight  *                                      23,500        387
Earthlink  *                                            42,100        279
Internet Security Systems *                              3,000         39
Interwoven  *                                            5,000         15
MatrixOne *                                             15,000         92
Netegrity *                                             12,000         74
Openwave Systems  *                                     10,737         60
Register.com *                                          19,000        145
Sonicwall *                                             12,000         60
Websense  *                                              8,400        215
                                                                    1,416

IT Consulting & Services  1.8%
Affiliated Computer Services, Class A *                  7,000        332
Forrester Research  *                                   17,500        340
KPMG Consulting *                                        2,500         37
META Group  *                                           10,300  $      23
SmartForce ADR  *                                       11,000         37
Titan  *                                                16,000        293
                                                                    1,062
Office Electronics  0.7%
Zebra Technologies, Class A  *                           8,500        410
                                                                      410
Semiconductor Equipment & Products  6.8%
Alliance Semiconductor  *                                3,100         22
ATMI *                                                  11,600        259
August Technology  *                                    15,000        148
AXT, Common  *                                           4,400         35
Brooks-Pri Automation  *                                 9,516        243
Cabot Microelectronics *                                 6,121        264
Cognex  *                                               10,300        207
Cohu                                                     7,900        136
Cree  *                                                  6,800         90
Cymer  *                                                 8,500        298
Exar *                                                   8,400        166
Genesis Microchip *                                     11,000         92
GlobeSpan  *                                             2,040          8
Integrated Silicon Solution  *                          19,200        171
Kopin  *                                                11,000         73
Lattice Semiconductor *                                 14,500        127
LTX  *                                                   5,000         71
Micrel  *                                               10,800        155
Microchip Technology  *                                  1,762         48
MKS Instruments *                                        5,414        109
NVIDIA *                                                 5,000         86
Oak Technology  *                                       25,000        113
Pericom Semiconductor  *                                12,500        145
Pixelworks *                                            12,000        101
QuickLogic *                                             3,000         11
Rudolph Technologies  *                                  4,200        105
Semtech *                                               10,000        267
Silicon Storage Technology  *                           15,300        119
Skyworks Solutions  *                                   14,000         78
TranSwitch  *                                           14,600          9
TriQuint Semiconductor  *                               14,987         96
Varian Semiconductor Equipment  *                        6,000  $     204
                                                                    4,056

Software  6.1%
Activision *                                             5,600        163
Actuate *                                               26,700        120
Advent Software  *                                       3,300         85
Aspen Technology  *                                      4,000         33
Barra  *                                                10,250        381
Borland Software  *                                     18,000        185
Concord Communications *                                 8,400        138
Dendrite International  *                                7,050         68
Documentum  *                                            5,000         60
Eclipsys  *                                              8,000         52
Embarcadero  *                                           6,000         37
Fair, Issac and Company                                  9,750        321
HNC Software  *                                          5,500         92
Hyperion Solutions  *                                    6,400        117
Informatica *                                           12,200         87
Jack Henry & Associates                                  4,000         67
Liberate Technologies  *                                21,400         56
Macromedia  *                                            3,000         27
Mercury Interactive *                                    5,000        115
Micromuse  *                                             3,000         14
National Instruments  *                                  9,050        295
Peregrine Systems  *                                    15,519          5
Precise Software Solutions  *                            9,500         91
Radiant Systems  *                                      10,750        140
Rational Software *                                      5,500         45
RSA Security  *                                          4,000         19
SeaChange International  *                               2,000         18
Secure Computing  *                                      6,500         49
SERENA Software  *                                      20,000        274
Sybase  *                                                2,500         26
Symantec  *                                              4,000        131
THQ  *                                                   9,000        268
Verity *                                                 7,400         82
                                                                    3,661
Total Information Technology                                       14,245


MATERIALS  0.5%

Chemicals  0.4%
Cabot                                                    2,000  $      57
Symyx Technologies  *                                   13,900        194
                                                                      251
Metals & Mining  0.1%
Steel Dynamics  *                                        3,000         49
                                                                       49
Total Materials                                                       300

TELECOMMUNICATION SERVICES  0.3%
Wireless Telecommunication Services  0.3%
AirGate PCS  *                                           7,000          7
Millicom International Cellular  *                       5,700          9
Price Communications  *                                 10,200        163
Triton PCS Holdings, Class A *                           4,500         18
Total Telecommunication Services                                      197


UTILITIES  0.1%
Multi-Utilities & Unregulated Power  0.1%
Calpine *                                                6,800         48
Total Utilities                                                        48
Total Miscellaneous Common Stocks  2.0%                             1,182
Total Common Stocks (Cost  $66,151)                                59,200


CONVERTIBLE PREFERRED STOCKS  0.0%
eLoyalty, Series B  *++                                    432          2

Total Convertible Preferred Stocks (Cost  $2)                           2

SHORT-TERM INVESTMENTS  1.1%
Money Market Fund  1.1%
T. Rowe Price Reserve Investment Fund, 1.95% #         641,342        641

Total Short-Term Investments (Cost  $641)                             641
Total Investments in Securities

100.5% of Net Assets (Cost $66,794)                             $  59,843

Other Assets Less Liabilities                                        (275)

NET ASSETS                                                      $  59,568

Net Assets Consist of:
Undistributed net investment income (loss)                      $    (374)
Undistributed net realized gain (loss)                             (7,042)
Net unrealized gain (loss)                                         (6,951)
Paid-in-capital applicable to
6,350,876 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                    73,935

NET ASSETS                                                      $  59,568
NET ASSET VALUE PER SHARE                                       $    9.38

     *    Non-income producing
     #    Seven-day yield
    ++ Security contains restrictions as to public resale pursuant to the Securities Act 1933 and related rules - total of such securities at period-end amounts to $2 and represents 0.0% of net assets
  ADR     American Depository Receipts
  REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                             In thousands
                                                        6 Months
                                                           Ended
                                                         6/30/02
INVESTMENT INCOME (LOSS)
INCOME
   Dividend                                           $       39
   Interest                                                    8
   Total income                                               47

EXPENSES
   Investment management                                     173
   Shareholder servicing                                     139
   Custody and accounting                                     52
   Registration                                               20
   Prospectus and shareholder reports                         19
   Legal and audit                                             7
   Proxy and annual meeting                                    6
   Directors                                                   3
   Miscellaneous                                               2
   Total expenses                                            421
Net investment income (loss)                                (374)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities                      (206)
Change in net unrealized gain (loss) on securities       (11,684)
Net realized and unrealized gain (loss)                  (11,890)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                $  (12,264)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                  In thousands
                                            6 Months            Year
                                               Ended           Ended
                                             6/30/02        12/31/01
Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)              $    (374)      $    (827)
 Net realized gain (loss)                       (206)         (6,527)
 Change in net unrealized gain (loss)        (11,684)         (1,204)
 Increase (decrease) in net assets
     from operations                         (12,264)         (8,558)

Capital share transactions *
 Shares sold                                   6,423          11,437
 Shares redeemed                              (6,762)        (15,817)
 Redemption fees received                          -               8
 Increase (decrease) in net
 assets from capital
 share transactions                             (339)         (4,372)

NET ASSETS
Increase (decrease) during period              (12,603)        (12,930)
Beginning of period                             72,171          85,101
End of period                                $  59,568       $  72,171

* Share information
   Shares sold                                     600           1,020
   Shares redeemed                                (629)         (1,426)
   Increase (decrease) in
     shares outstanding                            (29)          (406)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

NOTES TO FINANCIAL STATEMENTS
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors. Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

     Redemption Fees A 1.0% fee is assessed on redemptions of fund shares held less than 6 months. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $15,226,000 and $14,715,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $1,182,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $5,653,000 of unused capital loss carryforwards, of which $5,653,000 expire in 2009.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $66,794,000. Net unrealized loss aggregated $6,951,000 at period-end, of which $11,846,000 related to appreciated investments and $18,797,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $25,000.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through April 30, 2004, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through April 1, 2006, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $53,000 of management fees were not accrued by the fund for the six months ended June 30, 2002. At June 30, 2002, unaccrued fees in the amount of $114,000 remain subject to reimbursement by the fund through December 31, 2002, and $53,000 through April 1, 2006.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $131,000 for the six months ended June 30, 2002, of which $25,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $8,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS
---------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------                 ---------------------------------------
Calvin W. Burnett, Ph.D.      President, Coppin State College; Director,
(3/16/32)                     Provident Bank of Maryland
2001

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
2001                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1997

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1997                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc. consulting environmental and civil engineers
2001

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
1997                          Inc. The Rouse Company and US Airways Group, Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                    a real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors,
                              L.P.; Director, AMLI Residential Properties
                              Trust, Host Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1997

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
---------------------------------
NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
-------------                 ---------------------------------------
Paul M. Wythes                Founding  Partner,   Sutter  Hill  Ventures,  a
(6/23/33)                     venture capital limited partnership, providing
1997                          equity  capital  to  young  high-technology
                              companies throughout the United States; Director, Teltone Corp.

          * Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE DIRECTORS
----------------
NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]          OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------          ---------------------------------------
John H. Laporte               Director and Vice President, T. Rowe Price and
(7/26/45)                     T. Rowe Price Group, Inc.; Vice President,
1988                          Diversified Small-Cap Growth Fund
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1997                          President, T. Rowe Price Group, Inc.; Chairman of
[98]                          the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Vice President, Diversified Small-Cap Growth Fund

M. David Testa                Vice Chairman of the Board, Chief Investment
(4/22/44)                     Officer, Director, and Vice President, T. Rowe
1997                          Price Group, Inc.; Chief Investment Officer,
[98]                          Director, and Vice President, T. Rowe Price;
                              Chairman and Director, T. Rowe Price Global Asset
                              Management Limited; Vice President and Director,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price Global Investment Services Limited and
                              T. Rowe Price International, Inc.

          **   Each inside director serves until the election of a successor.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
OFFICERS
--------
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                     PRINCIPAL OCCUPATION(S)

Joseph A. Carrier (12/30/60)                 Vice President, T. Rowe Price,
Treasurer, Diversified                       T. Rowe Price Group, Inc., and
Small-Cap Growth Fund                        T. Rowe Price Investment
                                             Services, Inc.

Henry H. Hopkins (12/23/42)                  Director and Vice President, T.
Vice President, Diversified Small-Cap        Rowe Price Group, Inc.; Vice
Growth Fund                                  President, T. Rowe Price, T. Rowe
                                             Price International, Inc., and T.
                                             Rowe Price Retirement Plan
                                             Services, Inc.; Vice President and
                                             Director, T. Rowe Price Investment
                                             Services, Inc., T. Rowe Price
                                             Services, Inc., and T. Rowe Price
                                             Trust Company

Krista M. Kennedy (12/29/73)                 Employee, T. Rowe Price; formerly
Vice President, Diversified Small-Cap        Project Coordinator, Thomson
Growth Fund                                  Financial Services (to 1997);
                                             Investment Associate, Putnam
                                             Investments (to 1999); intern,
                                             Aetna Financial Services (to 2001);
                                             student, Tuck School of Business,
                                             Dartmouth (to 2001)

J. Jeffrey Lang (1/10/62)                    Vice President, T. Rowe Price and
Vice President, Diversified Small-Cap        T. Rowe Price Trust Company
Growth Fund

Patricia B. Lippert (1/12/53)                Assistant Vice President, T. Rowe
Secretary, Diversified Small-Cap Growth      Price and T. Rowe Price Investment
Fund                                         Services, Inc.

David S. Middleton (1/18/56)                 Vice President, T. Rowe Price, T.
Controller, Diversified Small-Cap            Rowe Price Group, Inc., and T.
Growth Fund                                  Rowe Price Trust Company

Philip A. Nestico (8/3/76)                   Employee, T. Rowe Price; formerly
Vice President, Diversified Small-Cap        student, Bucknell University
Growth Fund                                  (to 1998)

Donald J. Peters (7/3/59)                    Vice President, T. Rowe Price and
Vice President, Diversified Small-Cap        T. Rowe Price Group, Inc.
Growth Fund

Richard T. Whitney (5/7/58)                  Vice President, T. Rowe Price, T.
Executive Vice President, Diversified        Rowe Price Group, Inc., T. Rowe
Small-Cap Growth Fund                        Price Trust Company, and T. Rowe
                                             Price International, Inc.

Paul W. Wojcik (11/28/70)                    Vice President, T. Rowe Price and
President, Diversified Small-Cap             T. Rowe Price Group, Inc.
Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS                   BOND FUNDS                 MONEYMARKET FUNDS++
-----------                   ----------                 -------------------
DOMESTIC                      DOMESTIC TAXABLE           TAXABLE
Blue Chip Growth*             Corporate Income           Prime Reserve
Capital Appreciation          GNMA                       Summit Cash Reserves
Capital Opportunity           High Yield*                U.S. Treasury Money
Developing Technologies       New Income
Diversified Small-Cap         Short-Term Bond            TAX-FREE
  Growth                      Spectrum Income            California Tax-Free
Dividend Growth               Summit GNMA                   Money
Equity Income*                U.S. Bond Index            Maryland Tax-Free
Equity Index 500              U.S. Treasury                 Money
Extended Equity Market          Intermediate             New York Tax-Free Money
  Index                       U.S. Treasury              Summit Municipal Money
Financial Services              Long-Term                   Market
Growth & Income                                          Tax-Exempt Money
Growth Stock*                 DOMESTIC TAX-FREE
Health Sciences               California Tax-Free        INTERNATIONAL/GLOBAL
Media & Telecommun              Bond                     FUNDS
  -ications                   Florida Intermediate       -----------------------
Mid-Cap Growth*                 Tax-Free                 STOCK
Mid-Cap Value                 Georgia Tax-Free Bond      Emerging Europe &
New America Growth            Maryland Short-Term           Mediterranean
New Era                         Tax-Free Bond            Emerging Markets Stock
New Horizons                  Maryland Tax-Free Bond     European Stock
Real Estate                   New Jersey Tax-Free        Global Stock
Science & Technology*           Bond                     Global Technology
Small-Cap Stock*              New York Tax-Free Bond     International
Small-Cap Value*+             Summit Municipal Income       Discovery+
Spectrum Growth               Summit Municipal           International Equity
Tax-Efficient Growth            Intermediate                Index
Tax-Efficient Multi-Cap       Tax-Free High Yield        International Growth
  Growth                      Tax-Free Income               & Income
Total Equity Market Index     Tax-Free Intermediate      International Stock*
Value*                          Bond                     Japan
                              Tax-Free Short-            Latin America
                                Intermediate             New Asia
BLENDED ASSET FUNDS           Virginia Tax-Free Bond     Spectrum International
Balanced
Personal Strategy Balanced                               BOND
Personal Strategy Growth                                 Emerging Markets Bond
Personal Strategy Income                                 International Bond*
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.
* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
+    Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price  Investment  Services, Inc.
100 East Pratt Street
Baltimore,  MD 21202                                       F20-051  6/30/02